UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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fuboTV Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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fubo

hulu + LIVE TV

Redefining the Future of Live TV

JANUARY 2025

Disclaimer

Cautionary Note Regarding Forward-Looking Statements. This presentation contains forward-looking statements of Fubo that involve substantial risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the closing of the Transaction; Fubo's expected structure, operations, ownership, capitalization, management and governance following the closing of the Transaction; the expected benefits of the Transaction, including anticipated synergies; planned commercial arrangements between the parties to the Transaction; Fubo's business strategy and competitive position; Fubo's operational and financial outlook; the planned term loan to be made available to Fubo; and any assumptions underlying any of the foregoing. The words "could," "will," "plan," "intend," "anticipate," "approximate," "expect," "potential," "believe" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that Fubo makes due to a number of important factors, including but not limited to the following: (i) the completion of the Transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals may not be obtained, or that in order to obtain such regulatory approvals, conditions may be imposed that adversely affect the anticipated benefits from the Transaction or cause the parties to abandon the Transaction, (iii) the risk that a condition to closing of the Transaction may not be satisfied, (iv) the risk that the anticipated tax treatment of the Transaction is not obtained, (v) potential litigation relating to the Transaction that could be instituted against Fubo, Disney or their respective directors, (vi) potential adverse reactions or changes to business relationships may result from the announcement or completion of the Transaction, (vii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transaction, (viii) negative effects may result from the announcement or the consummation of the Transaction on the market price of Fubo's or Disney's common stock, (ix) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Fubo's or Disney's operations after the consummation of the Transaction and on the other conditions to the completion of the Transaction, (x) disruptions from the Transaction may harm Fubo's or Disney's business, including current plans and operations, (xi) Fubo or Disney may not be able to retain or hire key personnel, (xii) there may be adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the Transaction or cause the terms of the Transaction to be modified, and (xiii) there may be risks associated with management's response to any of the aforementioned factors. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in Fubo's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 filed with the Securities and Exchange Commission ("SEC"), and Fubo's other periodic filings with the SEC. You are encouraged to read such risks in detail.

Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this presentation represent the assumptions, views or opinions of Fubo, unless otherwise indicated, as of the date indicated and are subject to change without notice. While Fubo may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing Fubo's views as of any date subsequent to the date of this presentation. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this presentation is not intended to predict actual results, and no assurances are given with respect thereto. The information contained in this presentation has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Fubo or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this presentation or its contents or otherwise arising in connection with this presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation).

Non-GAAP Financial Information. Certain measures used in this presentation, including Adjusted EBITDA, are non-GAAP financial measures. We believe these are useful financial measures for investors as they are supplemental measures used by management in evaluating our core operating performance. Our non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures are not a substitute for GAAP financial measures. Second, these non-GAAP financial measures may not provide information directly comparable to measures provided by other companies in our industry, as those other companies may calculate their non-GAAP financial measures differently. Fubo has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income within this presentation because Fubo is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items, which could materially affect the computation of forecasted GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of Fubo's control. As such, any associated estimate and its impact on GAAP net income could vary materially.

fubo

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Transaction Summary

Transaction & Key Agreements	• FuboTV Inc. ("Fubo") and The Walt Disney Company (with its subsidiaries, "Disney") have agreed to combine the Hulu + Live TV business with Fubo in a new entity ("NewCo") owned by Fubo shareholders and Disney • The combined business will operate under the Fubo publicly traded company name (NYSE: FUBO) and Fubo and Hulu + Live TV will continue to be available to consumers as separate offerings • Disney has committed to provide a $145M term loan to Fubo in January 2026, not contingent on the transaction closing • In connection with the transaction, Disney will enter into a new carriage agreement with Fubo • All litigation between Fubo and Disney has been settled • Fubo will also receive an aggregate cash settlement payment of $220M at signing from Disney, Fox Corporation ("FOX") and Warner Bros. Discovery ("WBD") that is not contingent on the transaction closing
Ownership	• Disney: 70% • Fubo: 30%
Management & Governance	• The combined business will be led by the existing Fubo management team • Fubo will be governed by a board of directors with the majority appointed by Disney, as well as independent directors and the CEO of Fubo • Fubo will take advantage of the "controlled company" exceptions to the governance requirements of the NYSE listed company standards fubo

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Strategic Rationale

Creates enhanced consumer choice through more flexible offerings

Enables greater innovation and unlocks sales and marketing opportunities

Hulu + Live TV and Fubo are complementary and synergistic businesses

Combined company is projected to be well-capitalized and immediately cash flow positive fubo 4

Fubo and Hulu + Live TV: Combining for the Next Phase of Growth

	fubo	NewCo[3] fubo hulu + LIVE TV
North American Subscribers	1.6M[1]	6.2M
Total Revenue	$1.6B[2]	$6B+
Revenue Growth	24%[2]	10%+

[1] As of end of September 2024. [2] Metrics reflect the twelve month period ended 9/30/24 and comparison to prior twelve month period. [3] NewCo with Fubo and Hulu + Live TV illustrative combined post-close metrics; does not represent pro forma measures calculated in accordance with Article 11 of Regulation S-X.

fubo
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Enhanced Scale in the Competitive Pay TV Ecosystem

Representative Pay TV Video Subscribers
(Subscribers in Millions)
13.0
12.8
9.8
>8.0
8.0
6.2
fubo
hulu + LIVE TV
4.6
2.8
2.0
1.9
1.6
BRAND
Spectrum
xfinity
DIRECTV[1]
YouTubeTV[2]
dish sling
fubo hulu + LIVE TV Pro Forma[3]
hulu + LIVE TV[3]
fios by verizon
optimum.
COX[4]
fubo[5]
PARENT
Charter
COMCAST
AT&T / TPG
Alphabet
ECHOSTAR
fubo / Disney
Disney
verizon
altice
COX
fubo

Note: Metrics as of last reported Company Filings. [1] Estimated DBS and vMVPD subscribers per S&P Global Market Intelligence. [2] Per YouTube Official Blog 2/6/24. [3] As of end of September 2024. [4] Estimated cable video subscribers per S&P Global Market Intelligence. [5] Refers to North American Fubo Subscribers.

fubo 6

Illustrative Transaction Structure at Closing

- Disney to combine Hulu + Live TV with Fubo under NewCo
- Fubo to remain publicly traded
- Disney and Fubo to own 70% and 30% at closing, respectively
- Fubo and Disney will enter into a new carriage agreement for Disney content
- Disney to continue to distribute Hulu + Live TV via its SVOD platforms

Disney
fubo
Shareholders
100%
100%
(Class A; 30% of aggregate voting interest at closing)
70%
(Class B vote-only)
hulu
Fubo
(NYSE: FUBO)
70%
(non-voting units)
30%
(voting units)
NewCo
hulu
+ LIVE TV
fubo
$220M Cash
$145M Term Loan Commitment
New Distribution Agreement
Not Contingent on Closing

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Business Combination Agreement

Transaction Points	• Fubo will issue newly created Class B Common Stock to Disney representing a 70% voting interest in Fubo • Disney's equity interests in the combined business will be exchangeable into Class A common shares of Fubo • Aggregate cash settlement payment of $220M from Disney, FOX and WBD at signing and Term Loan commitment of $145M by Disney are not contingent upon transaction close
Closing Conditions	• Affirmative vote of Fubo shareholders to approve transactions contemplated by the Business Combination Agreement • Satisfaction of regulatory conditions and other customary conditions
Termination Fees & Outside Date	• Termination fee of $50M • Reverse termination fee of $130M (payable to Fubo under certain circumstances, including if the transaction fails to close due to the failure to obtain requisite regulatory approvals) • Initial outside date is April 6, 2026, with up to two 90-day extensions under certain circumstances
Expected Timing	• Anticipated closing in 12-18 months, subject to required approvals and other customary closing conditions fubo
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Fubo

Founded in 2015, Fubo is a **sports-first live TV and streaming player** with a global footprint. Fubo offers US subscribers access to **over 55,000 live sporting events, in addition to news and entertainment networks.**

Packages Overview[1]

Essential	Pro	Elite	Latino
$79.99/mo.	*$91.98/mo.*	*$101.98/mo.*	*$32.99/mo.*

Content Highlights

Local Sports

National Sports

Entertainment

News

Premium Add-ons

FAST

At a Glance

1.6M
Paid Subscribers (North America)[2]

~92%
Subscription Revenue

$1.6B
Annual Total Revenue LTM 9/30/24[3]

+24%
YoY Revenue Growth[3]

55K+
Live Sporting Events per Year

200+
Live TV Channels Offered across Packages

[1] Pricing as of 1/5/2025. Pricing excludes any promotional discounts and taxes and includes illustrative RSN fees. Actual fees may vary by region. [2] As of end of September 2024. [3] Metrics reflect the twelve month period ended 9/30/24 and comparison to prior twelve month period.

fubo
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Hulu + Live TV

Founded in 2017, Hulu + Live TV is a leading US subscription-based live TV and on-demand streaming service. Hulu + Live TV offers the most-watched live sports, news and entertainment networks in addition to Hulu's streaming library, Disney+, ESPN+ and other premium add-ons.

Packages Overview[1]

Hulu (With Ads) + Live TV Disney+ (With Ads) ESPN+ (With Ads)	Hulu (With Ads) + Live TV Disney+ (No Ads) ESPN+ (With Ads)	Hulu (No Ads) + Live TV Disney+ (No Ads) ESPN+ (With Ads)
$82.99/mo.	*$87.99/mo.*	*$95.99/mo.*

Content Highlights

Entertainment

News

Sports

Bundled SVOD Services

Premium Add-ons

At a Glance

4.6M
Paid Subscribers[2]

95+
Live TV Channels Offered across Packages

3
Services included in the Disney bundle with Hulu, Disney+ and ESPN+

[1] Pricing as of 1/5/2025. [2] As of end of September 2024.

fubo
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Combined Operating Profile

Consumer Offerings & Content	• Provides enhanced consumer choice of programming packages • Fubo to create a new Sports & Broadcasting service, featuring Disney's premier sports and broadcast networks • The combined company will independently negotiate carriage agreements with content providers for both the Hulu + Live TV and Fubo services
Branding & Distribution	• Fubo and Hulu + Live TV will continue to be available to consumers as separate offerings post-closing • Fubo will continue to serve its subscribers in the Fubo app • Hulu + Live TV will continue to be streamed in the Hulu app and be offered as part of the attractive bundle with Hulu, Disney+ and ESPN+
Combined Operations	• The combined business will enable flexible programming offerings, greater innovation and sales and marketing opportunities • The transaction will provide the combined company with the resources and support of Disney, and the existing Fubo management team will continue to focus on driving growth and profitability fubo

12

Financial Outlook

	2026 PF Outlook	2027 PF Outlook	2028 PF Outlook
Target Total Revenue	$6.5 - $7.0B	$7.0 - $7.5B	$7.5B+
Target Adj. EBITDA[1]	$325 - $375M	$450 - $550M	$550M+

Target Run-Rate Synergies

- Content Cost Savings
- Advertising Optimization
- Operational Efficiency

$120M+ Run-Rate Synergies

[1] Inclusive of target run-rate synergies. Adjusted EBITDA is a non-GAAP measure defined as Net Income / Loss from Continuing Operations, adjusted for depreciation and amortization, stock-based compensation, certain litigation expenses, income tax provision (benefit), other (income) expenses, and one-time non-cash expenses. See "Non-GAAP Financial Information" for more information.

fubo 14

Fubo Pro Forma Capitalization

($ in Millions)	Current Amount	Adjustments	Pro Forma Amount
Cash and Cash Equivalents	$155	(1) $220[1]	$375
2029 Convertible Notes	178		178
Total Secured Debt	**$178**		**$178**
Term Loan due 2031		(2) 145[2]	-
2026 Convertible Notes	145		145
Total Senior Debt	**$322**		**$322**
Other Debt	4		4
Total Debt	**$326**		**$326**
Net Debt	171		(49)

1. Aggregate settlement payment of $220M of cash from Disney, FOX and WBD received by Fubo concurrent with signing transaction agreements
2. Five-year Term Loan available 1/5/26 at favorable rates

Note: Current capitalization representative of 12/31/24 metrics. [1] Cash adjustment does not include transaction-related fees and expenses. [2] Concurrent with signing definitive agreements, Disney has committed to provide Fubo in January 2026 up to $145.0 million senior unsecured term loan available for general corporate purposes.

fubo 15

fubo

hulu + LIVE TV

Redefining the Future of Live TV

Additional Information and Where to Find It

This presentation and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed transaction discussed herein (the “Transaction”) will be submitted to the shareholders of fuboTV Inc. (“Fubo”) for their consideration and approval at a special meeting. In connection with the Transaction, Fubo intends to file a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the shareholders of Fubo. Before making any voting decision, Fubo shareholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the Transaction or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the Transaction and the parties to the Transaction. This presentation is not a substitute for the proxy statement or any other document that may be filed by Fubo with the SEC or sent to its shareholders in connection with the Transaction.

Fubo investors and shareholders may obtain a free copy of the proxy statement and documents filed by Fubo with the SEC at the SEC’s website at www.sec.gov. In addition, Fubo investors and shareholders may obtain a free copy of Fubo’s filings with the SEC from Fubo’s website at ir.fubo.tv or by directing a request by mail to Fubo, 1290 Avenue of the Americas, New York, NY 10104, or telephone to (212) 672-0055.

Participants in the Solicitation

Fubo and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the shareholders of Fubo in respect of the Transaction. Information regarding Fubo’s directors and executive officers is contained in the definitive proxy statement on Schedule 14A for Fubo’s 2024 annual meeting of shareholders (the “2024 Proxy Statement”), filed with the SEC on April 26, 2024, under the section heading “Security Ownership of Certain Beneficial Owners and Management”. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Fubo in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement for Fubo’s special meeting of shareholders in connection with the Transaction when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of Fubo’s securities by Fubo’s directors and executive officers change from the amounts set forth in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Changes of Beneficial Ownership of Securities on Form 4 filed with the SEC. Fubo investors and shareholders may obtain free copies of these filings from the SEC’s website at www.sec.gov or from Fubo’s website at ir.fubo.tv.